UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 2014

GelTech Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52993	56-2600575
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1460 Park Lane South, Suite 1

Jupiter, Florida 33458

(Address of Principal Executive Office) (Zip Code)

(561) 427-6144

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

On January 17, 2014, GelTech Solutions, Inc. will give a presentation at its 2014 Annual Shareholders Meeting.  The PowerPoint presentation which will be displayed at the meeting is furnished as Exhibit 99.1. The Exhibit shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit

99.1	2014 Annual Shareholders Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GELTECH SOLUTIONS, INC.

January 15, 2014	By:	/s/ Michael Hull
Michael Hull, Chief Financial Officer